Fees Summary	Oct. 28, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	16,377.47
Total Transaction Valuation	188,246,795.74
Total Offset Amount	0
Net Fee	$ 16,377.47
Offset Table N/A	N/A